Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco Oppenheimer V.I. Total Return Bond Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Peter A. Strzalkowski Michael Hyman	Portfolio Manager Portfolio Manager	2019 (predecessor fund 2009) 2019”

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